EXHIBIT 10.1
EXECUTION COPY
[CSS]
NINTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
This NINTH AMENDMENT (this “Amendment”), dated as of July 6, 2010, is among CSS FUNDING LLC, a Delaware limited liability company, as seller (the “Seller”), CSS INDUSTRIES, INC., a Delaware corporation (“CSS”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the Sub-Servicers party hereto, MARKET STREET FUNDING LLC (f/k/a Market Street Funding Corporation), a Delaware limited liability company (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).
RECITALS
1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).
2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
SECTION 1. Amendments to the Agreement.
1.1 The definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
“Concentration Percentage” means for any: (a) Group A Obligor (i) other than Wal-Mart Stores, Inc. or Target Corporation, or any of their respective Affiliates (and, (x) to the extent Wal-Mart Stores, Inc. fails to maintain a rating of at least “AA-” from Standard and Poor’s and “Aa3” by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities but remains a Group A Obligor, Wal-Mart Stores, Inc. or any Affiliate thereof, and (y) to the extent that, on any date of determination, the aggregate Outstanding Balance of all Delinquent Receivables of Target Corporation is greater than 25% of the aggregate Outstanding Balance of all Pool Receivables of Target Corporation but Target Corporation remains a Group A Obligor, Target Corporation or any Affiliate thereof), 16.00%, and (ii) that is Wal-Mart Stores, Inc. or any Affiliate thereof (to the extent Wal-Mart Stores, Inc. maintains a rating of at least “AA-” from Standard & Poor’s and “Aa3” by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities) 30.00%, and (iii) that is Target Corporation or any Affiliate thereof (to the extent on any date of determination, the aggregate Outstanding Balance of all Delinquent Receivables of Target Corporation is less than or equal to 25% of the aggregate Outstanding Balance of all Pool Receivables of Target Corporation) 22.00%, (b) Group B Obligor, 16.00%, (c) Group C Obligor, 8.00% and (d) Group D Obligor, 4.00%.
1.2 The definition of “Concentration Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Concentration Reserve Percentage” means, at any time, the largest of: (a) the sum of the five largest Group D Obligor Percentages at such time, (b) the sum of the three largest Group C Obligor Percentages at such time, (c) the sum of the two largest Group B Obligor Percentages at such time and (d) the largest Group A Obligor Percentage at such time; provided that if such Obligor is Wal-Mart Stores, Inc. or any Affiliate thereof, its Group A Obligor Percentage shall not exceed 16% for the purposes of calculating the Concentration Reserve Percentage.
1.3 The definition of “Dilution Reserve Percentage” set forth in Exhibit I of the Agreement is hereby amended by replacing the number “2” where it appears therein with “2.25”.
1.4 Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by deleting “July 6, 2010” where it appears therein and substituting “July 5, 2011” therefor.
1.5 The definition of “Loss Reserve Percentage” set forth in Exhibit I of the Agreement is hereby amended by replacing the number “2” where it appears therein with “2.25”.
1.6 The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
“Purchase Limit” means (a) $60,000,000 for the period from July 6, 2010 until January 31, 2011 and (b) for the period from February 1, 2011 through the Facility Termination Date, $15,000,000, in each case as such amount may be reduced pursuant to Section 1.1(b) of the Agreement. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Capital.
1.7 Section 3(c) of Exhibit IV of the Agreement is hereby amended and restated in its entirety as follows:
(c) Notwithstanding anything to the contrary set forth in the limited liability company of the Seller, the Seller shall at all times have at least one Independent Member and not less than one member of each Independent Member’s Board of Directors shall be an individual who (A) has (1) prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all Independent Directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (2) at least three years of employment experience with AMACAR Group, L.L.C., Lord Securities Corporation, Global Securitization Services LLC or one or more other nationally recognized entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities (each, a “Securitization Management Provider”), (B) is employed by a Securitization Management Provider, (C) is reasonably acceptable to the Administrator as evidenced in a writing executed by the Administrator and (D) is not, and has not been for a period of five years prior to his or her appointment as an Independent Director of the Independent Member: (1) a stockholder (whether direct, indirect or beneficial), customer, affiliate, associate, advisor or supplier of CSS or any of its respective Affiliates, (2) a director, officer, employee, partner, manager, attorney, affiliate, associate or consultant of CSS or any of its Affiliates (CSS and its Affiliates other than the Seller being hereinafter referred to as the “Parent Group”), (3) a person related to any person referred to in clauses (1) or (2) above, (4) a person or other entity controlling or under common control with any such stockholder, partner, manager, customer, supplier, employee, officer or director or (5) a trustee, conservator or receiver for any member of the Parent Group (such an individual meeting the requirements set forth above, the “Independent Director”). It being understood that, as used in this paragraph (c), “control” means the possession directly or indirectly of the power to direct or cause the direction of management policies or activities of a person or entity whether through ownership of voting securities, by contract or otherwise. The limited liability company agreement of the Seller shall provide: (i) that the Seller shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Seller unless the Independent Member (as defined in the operating agreement of the Seller) shall approve the taking of such action in writing before the taking of such action, (ii) that the provisions described in clause (i) cannot be amended without the prior written consent of the Independent Member and (iii) the provisions described in clauses (i) and (ii) may not be amended without the prior written consent of the Agent;
1.8 Section 3(m) of Exhibit IV of the Agreement is hereby amended by deleting the word “and” where it appears following the semi-colon at the conclusion thereof.
1.9 Section 3(n) of Exhibit IV of the Agreement is hereby amended by replacing the punctuation mark “.” at the conclusion thereof with “; and”.
1.10 Section 3 of Exhibit IV of the Agreement is hereby amended to add the following as clause (o) immediately after clause (n) thereof:
(o) At all times that this Agreement is in effect, the Seller will provide for not less than ten (10) Business Days’ prior written notice to the Administrator of any removal, replacement or appointment of any director that is to serve as an Independent Director of the Independent Member, such notice to include the identity of the proposed replacement Independent Director, together with a certification that such replacement satisfies the requirements for an Independent Director set forth in this Agreement and the limited liability company agreement of the Seller.
1.11 Clause (k) of Exhibit V of the Receivables Purchase Agreement is hereby amended by replacing the punctuation mark “.” at the conclusion thereof with “; or”.
1.12 Exhibit V of the Receivables Purchase Agreement is hereby amended to add the following as clause (l) immediately after clause (k) thereof:
(l) (i) the Seller shall fail to perform or observe any covenant or agreement set forth in Sections 3(c) or 3(o) of Exhibit IV or (ii) any Person shall be appointed or replaced as an Independent Director of the Seller without prior written consent of the Administrator.
SECTION 2. Conditions to Effectiveness.
This Amendment shall become effective as of the date hereof, provided that the Facility Termination Date or a Termination Event or Unmatured Termination Event has not occurred and subject to the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:
(a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b) such other documents and instruments as the Administrator may reasonably request.
SECTION 3. Representations and Warranties; Covenants.
Each of the Seller, the Servicer and each Sub-Servicer, as applicable, hereby represents and warrants to the Issuer and the Administrator as follows:
(a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b) Enforceability. The execution and delivery by each of the Seller, the Servicer and each Sub-Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s, the Servicer’s and each Sub-Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.
(c) No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
SECTION 4. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.
SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
SECTION 6. Governing Law; Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY

DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
SECTION 7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
SECTION 8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CSS FUNDING LLC

By:	/s/ Vincent A. Paccapaniccia

	Name:	Vincent A. Paccapaniccia

	Title:	Vice President

CSS INDUSTRIES, INC.

By:	/s/ Vincent A. Paccapaniccia

	Name:	Vincent A. Paccapaniccia

	Title:	Vice President — Finance

BERWICK OFFRAY LLC
(f/k/a Berwick Industries LLC),
as a Subservicer

By:	/s/ Vincent A. Paccapaniccia

	Name:	Vincent A. Paccapaniccia

	Title:	Vice President

CLEO INC,
as a Subservicer

By:	/s/ Vincent A. Paccapaniccia

	Name:	Vincent A. Paccapaniccia

	Title:	Vice President

LION RIBBON COMPANY, INC.,
as a Subservicer

By:	/s/ Vincent A. Paccapaniccia

	Name:	Vincent A. Paccapaniccia

	Title:	Vice President

PAPER MAGIC GROUP, INC.
(f/k/a The Paper Magic Group, Inc.),
as a Subservicer

By:	/s/ Vincent A. Paccapaniccia

	Name:	Vincent A. Paccapaniccia

	Title:	Vice President

MARKET STREET FUNDING LLC

By:	/s/ Doris J. Hearn

	Name:	Doris J. Hearn

	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ Robyn A. Reeher

	Name:	Robyn A. Reeher

	Title:	Vice President